Limited Term New York Municipal Fund
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                     Amount From                Amount From
  Reinvestment                     Investment                 Long or Short-Term               Reinvestment
  (Ex)Date                         Income                     Capital Gains                    Price
Class A Shares
   11/13/91                         0.0206820                 0.0000000                          3.040
   12/13/91                         0.0146270                 0.0000000                          3.070
   12/31/91                         0.0157500                 0.0000000                          3.070
   02/13/92                         0.0149873                 0.0000000                          3.060
   03/12/92                         0.0146626                 0.0000000                          3.070
   04/13/92                         0.0146625                 0.0000000                          3.080
   05/13/92                         0.0146625                 0.0000000                          3.110
   06/11/92                         0.0146625                 0.0000000                          3.110
   07/13/92                         0.0146625                 0.0000000                          3.160
   08/13/92                         0.0146625                 0.0000000                          3.190
   09/10/92                         0.0145313                 0.0000000                          3.190
   10/13/92                         0.0144000                 0.0000000                          3.170
   11/12/92                         0.0144000                 0.0000000                          3.150
   12/11/92                         0.0144000                 0.0000000                          3.180
   12/31/92                         0.0144000                 0.0000000                          3.180
   02/12/93                         0.0150000                 0.0000000                          3.210
   03/12/93                         0.0140000                 0.0000000                          3.250
   04/12/93                         0.0150000                 0.0000000                          3.250
   05/12/93                         0.0140000                 0.0000000                          3.260
   06/11/93                         0.0150000                 0.0000000                          3.260
   07/12/93                         0.0140000                 0.0000000                          3.290
   08/12/93                         0.0140000                 0.0000000                          3.310
   09/03/93                         0.0140000                 0.0000000                          3.330
   10/13/93                         0.0130000                 0.0000000                          3.350
   11/12/93                         0.0130000                 0.0000000                          3.320
   12/13/93                         0.0130000                 0.0000000                          3.340
   12/31/93                         0.0130000                 0.0000000                          3.330
   02/11/94                         0.0130000                 0.0000000                          3.330
   03/11/94                         0.0130000                 0.0000000                          3.270
   04/04/94                         0.0130000                 0.0000000                          3.180
   05/02/94                         0.0130000                 0.0000000                          3.220
   06/01/94                         0.0130000                 0.0000000                          3.230
   07/01/94                         0.0130000                 0.0000000                          3.220
   08/01/94                         0.0140000                 0.0000000                          3.240
   09/01/94                         0.0140000                 0.0000000                          3.250
   10/03/94                         0.0140000                 0.0000000                          3.210
   11/01/94                         0.0140000                 0.0000000                          3.170
   12/01/94                         0.0150000                 0.0000000                          3.140
   12/30/94                         0.0140000                 0.0000000                          3.150
   01/24/95                         0.0140000                 0.0000000                          3.160
   02/21/95                         0.0140000                 0.0000000                          3.190
   03/28/95                         0.0150000                 0.0000000                          3.210
   04/25/95                         0.0150000                 0.0000000                          3.220
   05/23/95                         0.0150000                 0.0000000                          3.240
   06/27/95                         0.0150000                 0.0000000                          3.240
   07/25/95                         0.0150000                 0.0000000                          3.230

Limited Term New York Municipal Fund
Page 2

  Distribution                     Amount From              Amount From
  Reinvestment                     Investment               Long or Short-Term                 Reinvestment
  (Ex)Date                         Income                   Capital Gains                      Price
Class A Shares (Continued)
   08/22/95                         0.0150000                 0.0000000                          3.220
   09/26/95                         0.0150000                 0.0000000                          3.250
   10/24/95                         0.0150000                 0.0000000                          3.270
   11/21/95                         0.0150000                 0.0000000                          3.270
   12/27/95                         0.0150000                 0.0000000                          3.270
   01/23/96                         0.0150000                 0.0000000                          3.270
   02/20/96                         0.0150000                 0.0000000                          3.260
   03/26/96                         0.0150000                 0.0000000                          3.240
   04/23/96                         0.0150000                 0.0000000                          3.230
   05/28/96                         0.0140000                 0.0000000                          3.230
   06/25/96                         0.0140000                 0.0000000                          3.210
   07/23/96                         0.0140000                 0.0000000                          3.230
   08/27/96                         0.0140000                 0.0000000                          3.240
   09/24/96                         0.0140000                 0.0000000                          3.240
   10/22/96                         0.0140000                 0.0000000                          3.240
   11/26/96                         0.0140000                 0.0000000                          3.270
   12/27/96                         0.0140000                 0.0000000                          3.260


Class B Shares
   05/23/95                         0.0136000                 0.0000000                          3.240
   06/27/95                         0.0136000                 0.0000000                          3.240
   07/25/95                         0.0136000                 0.0000000                          3.230
   08/22/95                         0.0136000                 0.0000000                          3.220
   09/26/95                         0.0136000                 0.0000000                          3.250
   10/24/95                         0.0136000                 0.0000000                          3.270
   11/21/95                         0.0136000                 0.0000000                          3.270
   12/27/95                         0.0136000                 0.0000000                          3.270
   01/23/96                         0.0136000                 0.0000000                          3.270
   02/20/96                         0.0136000                 0.0000000                          3.270
   03/26/96                         0.0136000                 0.0000000                          3.240
   04/23/96                         0.0136000                 0.0000000                          3.230
   05/28/96                         0.0126000                 0.0000000                          3.240
   06/25/96                         0.0126000                 0.0000000                          3.220
   07/23/96                         0.0126000                 0.0000000                          3.230
   08/27/96                         0.0126000                 0.0000000                          3.240
   09/24/96                         0.0126000                 0.0000000                          3.240
   10/22/96                         0.0126000                 0.0000000                          3.250
   11/26/96                         0.0126000                 0.0000000                          3.270
   12/27/96                         0.0126000                 0.0000000                          3.270


Limited Term New York Municipal Fund
Page 3


1. Average Annual Total Returns for the Periods Ended 12/31/96:

   The formula for calculating average annual total return is as follows:

            1                            ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000



Class A Shares

Examples, assuming a maximum sales charge of 3.50%:

   One Year                             Five Year

   $1,011.53 1                          $1,335.80 .2
 (---------)  - 1 = 1.15%              (---------)   - 1 = 5.96%
     $1,000                              $1,000


   Inception

   $1,389.92 .1892
 (---------)  - 1 = 6.43%
     $1,000



Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 4.00% for the first year, and 3.00% for the inception year:

   One Year                                Inception

   $1,006.04 1                             $1,075.06 .6000
 (---------)  - 1 = 0.60%                   (---------)   - 1 = 4.44%
     $1,000                                    $1,000

Limited Term New York Municipal Fund
Page 4


1. Average Annual Total Returns for the Periods Ended 12/31/96 (Continued):

Examples at NAV:

Class A Shares

   One Year                                 Five Year

   $1,048.20 1                              $1,384.24 .2
 (---------)  - 1 = 4.82%                   (---------)   - 1 = 6.72%
     $1,000                                    $1,000


   Inception

   $1,440.36 .1892
 (---------)   - 1 = 7.15%
     $1,000



 Class B Shares

   One Year                                   Inception

   $1,045.92 1                               $1,105.06 .6000
 (---------)  - 1 = 4.59%                     (---------)   - 1 = 6.18%
     $1,000                                      $1,000

Limited Term New York Municipal Fund
Page 5


2.  Cumulative Total Returns for the Periods Ended 12/31/96:

    The formula for calculating cumulative total return is as follows:

          (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 3.50%:

     One Year                                    Five Year

     $1,011.53 - $1,000                          $1,335.80 - $1,000
     ------------------  =  1.15%              ------------------  = 33.58%
           $1,000                                   $1,000


     Inception

     $1,389.92 - $1,000
     ------------------  = 38.99%
           $1,000



Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 4.00% for the first year, and 3.00% for the inception year:

     One Year                                      Inception

     $1,006.04 - $1,000                           $1,075.06 - $1,000
     ------------------  =  0.60%                  ------------------  = 7.51%
           $1,000                                      $1,000

Limited Term New York Municipal Fund
Page 6


2.  Cumulative Total Returns for the Periods Ended 12/31/96 (Continued):

Examples at NAV:

Class A Shares

     One Year                                  Five Year

     $1,048.20 - $1,000                       $1,384.24 - $1,000
     ------------------  =  4.82%            ------------------  = 38.43%
           $1,000                                 $1,000


     Inception

     $1,440.36 - $1,000
     ------------------  = 44.03%
           $1,000



Class B Shares

     One Year                                     Inception

     $1,045.92 - $1,000                           $1,105.06 - $1,000
     ------------------  =  4.59%                ------------------  = 10.51%
           $1,000                                      $1,000

Limited Term New York Municipal Fund
Page 7


3.  Standardized Yield for the 30-Day Period Ended 12/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                 a - b          6
                 Yield =  2 { (--------  +  1 )  -  1 }
                                cd or ce

    The symbols above represent the following factors:

      a = Dividends and interest earned during the 30-day period.
      b = Expenses accrued for the period (net of any expense
            reimbursements).
      c = The average  daily  number of Fund shares  outstanding  during the
            30-day period that were entitled to receive dividends.
      d = The Fund's  maximum  offering price  (including  sales charge) per share on the last day of the period.
      e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 3.50%:


          $3,051,055.43 - $407,294.03                         6
       2{(--------------------------- +  1)  - 1}  = 4.88%
            194,312,336  x  $3.38



Class B Shares

Example at NAV:

          $ 191,574.52 - $ 42,857.83                          6
       2{(---------------------------  +  1)  - 1}  = 4.52%
              12,184,274  x  $3.27

Limited Term New York Municipal Fund
Page 8


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

    The Fund's dividend yields are calculated using the following formula:

             Dividend Yield   =  { (a / 30) x 365 } / b or c


    The symbols above represent the following factors:

    a = The accrual dividend earned during the period.
    b = The Fund's maximum offering price (including sales charge)
        per share on the last day of the period.
    c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.




Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                    ($.0128122/30 x 365) / $3.38  = 4.61%



  Dividend Yield
  at Net Asset Value                     ($.0128122/30 x 365) / $3.26  = 4.78%




Class B Shares

  Dividend Yield
  at Net Asset Value                     ($.0115310/30 x 365) / $3.27  = 4.29%

Limited Term New York Municipal Fund
Page 9


4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

      a
      -----  +  b  =  Tax-Equivalent Yield
      1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio.
   b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal, state and New York City income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:

  Class A Shares
                                       .0488
                                    -----------  +  0  =  9.05%
                                    1  -  .4608


  Class B Shares

                                       .0452
                                    -----------  +  0  =  8.38%
                                    1  -  .4608




Combined Stated Tax Rate Formula:

          1 - {(1-d)(1-(e+f))} = Combined Stated Tax Rate

   The symbols above represent the following factors:

   d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
   e = Stated New York State tax rate (e.g., for an individual in the 39.6% federal and 6.850% state tax bracket filing singly).
   f = Stated New York City tax rate (e.g., for an individual in the 39.6% federal and 3.88% city tax bracket filing singly).

    Example:   1 - {(1 - .3960)(1 - (.06850+.03880))} =  46.08%